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                                                                   EXHIBIT 23.3

                        CONSENT OF INDEPENDENT APPRAISER

     We hereby consent to the use of our appraisal report on the appraisal conducted on Fausett International equipment in July 1997, and consent to the use of both Clyde James and Professional Adjusters, Inc. as experts, to be included in the filing of the Registration statement (form SB-2) for Atlas Mining Company, File No. 333-72830.

                                                    /S/ CLYDE JAMES
                                                    ----------------------------
                                                    PROFESSIONAL ADJUSTERS, INC.
                                                    PRESIDENT

June 28, 2002